SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 10, 1998


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-22558                 95-4439361
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)


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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 10, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 10, 1998                 IWERKS ENTERTAINMENT, INC.



                                  By:     /s/ Bruce Hinckley
                                      ---------------------------
                                          Bruce Hinckley
                                          Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibits                                                  Page Number
--------                                                  -----------

99.1      Press Release dated February 10, 1998.


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